                                                                    Exhibit 10.2

                                            AMERICANA PUBLISHING, INC.
                                             SUBSCRIPTION APPLICATION

                                          (for Accredited Investors Only)

Name of Subscriber.................................   __________________________________________

Name of Co-Subscriber, if any......................   __________________________________________

Address of Subscriber(1)...........................   __________________________________________

                                                      __________________________________________

Address of Co-Subscriber (if different)(1).........   __________________________________________

                                                      __________________________________________

Aggregate principal amount of the Note subscribed     $___________________
to purchase........................................

Number of shares underlying the Warrants subscribed
to purchase........................................   ____________________

Check enclosed (or wire transfer) in the amount of.
                                                      $__________________

(1)      Permanent legal residence and domicile (other than Post Office Box) if the Subscriber is an individual, or permanent principal legal executive offices and place of business (other than Post Office Box) if the
       Subscriber is an entity.

                                             Personal and Confidential

..........The undersigned  ("Subscriber")  hereby makes application to purchase from AMERICANA  PUBLISHING,  INC., a
Colorado corporation (the "Company"),  (i) a 10% Convertible Promissory Note of the Company in the form of Exhibit
A attached hereto (the "Subscribed  Note"), in the aggregate  principal amount set forth above, and (ii) a warrants in the form of Exhibit B, C and D attached  hereto  (collectively,  the "Warrant") to purchase from the Company the number of freely  trading  shares of common stock of the Company,  set forth above,  pursuant to a Note and Warrant
Purchase  Agreement in the form of Exhibit E attached hereto (the  "Agreement").  The Subscribed  Note, the Warrant
and the Agreement are sometimes hereinafter referred to collectively as the "Offering Materials".

..........The Subscriber  understands and agrees that this Subscription  Application to purchase the Subscribed Note and the Warrant is binding and  irrevocable on the  Subscriber's  part, and that acceptance by the Company shall be in its sole discretion.

                                        [SUBSCRIBER QUESTIONNAIRE FOLLOWS]

1........CONFIDENTIAL SUBSCRIBER INFORMATION

_________________________________________________________________________________
Name of Subscriber

_________________________________________________________________________________
If Subscriber is an Entity Provide Name                     Year Formed               State of Formation

_________________________________________________________________________________
Street Address
City                                                   Zip

_________________________________________________________________________________
Subscriber SS# or EIN/TIN       Cell Phone Number     Work Phone Number      Home Phone Number

_________________________________________________________________________________
Subscriber's Age          Date of Birth                  Married (Y/N)/Divorced                      # of
Dependants

_________________________________________________________________________________
Name and Address of Subscriber's Current Employer

_________________________________________________________________________________
Type of Business of Subscriber                       Position/Title                                         Number
of Years

_________________________________________________________________________________
College/Degree                              Graduate School/Degree                                    Professional
Licenses

_________________________________________________________________________________
List Previous Investment Experience
Number of Years

_________________________________________________________________________________
List Previous Private Placement Investments
Total Invested

_________________________________________________________________________________
List any Securities Currently
Owned                                                                                        Total Value

_________________________________________________________________________________
How does Subscriber Know the Company?

_________________________________________________________________________________
Name of Primary Financial Institution                         Address
Phone Number

_________________________________________________________________________________
Name in which Subscribed Note and Warrant will be held.  (check one below)
|_| Individually |_| A married man(woman) as his(her) separate property |_| Community property
|_| JTWROS |_| Tenants in common |_| Other (Describe):  ____________________________________

$_________________________________________________________________________________
Aggregate Principal Amount of Subscribed Note                        Number of Warrant Shares

                                           $____________________________
                                           Aggregate Amount Invested ($)
_________________________________________________________________________________
Subscriber's
Signature
Date

2........SUBSCRIBER'S ACCREDITED STATUS

..........(a)      Accredited  Investor  (Regulation D). The Subscriber is an "Accredited  Investor" as that term is defined in Rule 501 of  Regulation D promulgated  under the  Securities  Act of 1933,  as amended (the  "Securities
Act"), as follows:  [Please initial one or more of the following provisions describing the Subscriber's  accredited status as may be applicable.]

         (b)      Individuals. (Check all that apply)

                  |_| The  Subscriber's  individual  net  worth* or  combined  net  worth*  with his or her  spouse exceeds $1,000,000;

                  |_| The  Subscriber's  individual  income,**  exclusive of any income  attributable to his or her spouse,  was in excess of $200,000 for the two most recent  calendar  years  preceding  the  calendar  year of this
Subscription  Application,  and the Subscriber reasonably expects an income,** exclusive of any income attributable to his or her spouse,  in excess of $200,000 in the current  calendar year;  and/or (3) the  Subscriber's  combined income**  with his or her spouse was in excess of $300,000 for the two most recent  calendar  years  preceding  the calendar  year of this  Subscription  Application  and the  Subscriber  and his or her spouse  reasonably  expect a combined income** in excess of $300,000 in the current calendar year.

                  * For  purposes  of this  Subparagraph,  the term "net  worth"  means the  excess of total  value
(including  principal  residence,  home  furnishings and automobiles at fair market value) over total  liabilities.
In computing  net worth,  the fair market value of the  principal  residence of the  Subscriber  shall be valued at cost,  including cost of improvements,  or at recently appraised value by an institutional  lender making a secured loan, net of encumbrances.

                  ** The  Subscriber  may determine  income by adding to his, her or its adjusted  gross income any amounts  attributable  to tax  exempt  income  received,  losses  claimed  as a  limited  partner  in  any  limited partnership,  deductions  or claims  for  depletion,  contributions  to an IRA or Keogh  retirement  plan,  alimony payments  and any amount by which  income from  long-term  capital  gains has been  reduced in arriving at adjusted gross income.

         (c)      Entities (Check all that apply)

                  (i)      |_|  Entity  With  Value  Exceeding  $5  Million.   The  Subscriber  is  a  corporation,
partnership  (general or limited),  limited liability  company,  limited liability  partnership or  (Massachusetts)
business  trust  which:  (1) was not formed for the  specific  purpose of  acquiring  the  Subscribed  Note and the
Warrant, and (2) has total assets in excess of $5,000,000.

                  (ii)     |_|  Entity  Comprised  of  Accredited  Investors.  The  Subscriber  is  a  corporation, partnership  (general or limited),  limited liability  company,  limited liability  partnership or  (Massachusetts)
business trust in which all of the Subscriber's equity owners are Accredited Investors.

                  (iii)    |_| Revocable  Trust.  The  Subscriber is a revocable  trust (also  commonly  known as a family or living trust)  established to facilitate the distribution of the estate of the settlors  (grantors):  (1)
which may be revoked or  amended at any time by the  settlors  (grantors);  (2) which  passes all tax  benefits  of investments  made by such  trust  through  to the  settlors  (grantors)  individually;  and (3) in which all of the settlors (grantors) are Accredited Investors.

                  (iv)     |_| Trust Whose  Assets  Exceed $5  Million.  The  Subscriber  is a trust that has total assets in excess of  $5,000,000,  and the person  making the  investment  decision  on behalf of the trust has such knowledge and  experience in financial  and business  matters that such person is capable of evaluating  the merits and risks of an investment in the Subscribed Note and the Warrant.

                  (v)      |_|  Financial  Institution  as  Trustee.  The  Subscriber  is a  financial  institution which: (1) is a bank,  savings and loan association,  or other regulated  financial  institution;  (2) is acting in its fiduciary  capacity as trustee;  and (3) is subscribing for the purchase of the Subscribed Note and the Warrant on behalf of the subscribing trust.

                  (vi)     |_| Employee  Benefit Plan (including  Keogh Plan) With  Self-Directed  Investments and
Segregated  Accounts.  The  Subscriber  is an employee  benefit plan within the meaning of the Employee  Retirement
Income  Security  Act of 1974,  as  amended  ("ERISA"),  and:  (1) such  plan is self  directed  and  provides  for segregated  accounts;  (2) the investment decision to purchase the Subscribed Note and the Warrant is being made by a plan  participant  who is an Accredited  Investor;  and (3) the investment in the Subscribed Note and the Warrant is being made solely on behalf of such Accredited Investor.

                  (vii)    |_|  Employee  Benefit  Plan  (including  Keogh  Plan) With  Financial  Institution  As
Trustee.  The  Subscriber  is an employee  benefit plan within the meaning of ERISA,  and the decision to invest in the Subscribed  Note and the Warrant was made by a plan fiduciary (as defined in Section 3(21) of ERISA),  which is either a bank, savings and loan association, insurance company, or registered investment adviser.

                  (viii)   |_|  Employee  Benefit  Plan  (including  Keogh Plan) With Assets  Exceeding $5 Million.
The  Subscriber  is an  employee  benefit  plan  within  the  meaning  of ERISA and has  total  assets in excess of
$5,000,000.

                  (ix)     |_| Tax Exempt 501(c)(3)  Organization.  The Subscriber is an organization  described in
Section  501(c)(3) of the Internal  Revenue Code of 1986,  as amended,  which  organization  was not formed for the specific  purpose of acquiring the  Subscribed  Note and the Warrant,  and which  organization  has total assets in excess of $5,000,000.

                  (x)      |_| Bank.  The  Subscriber  is a bank as defined in  Section  3(a)(2) of the  Securities
Act.

                  (xi)     |_| Savings and Loan  Association.  The Subscriber is a savings and loan  association or other institution as defined in Section 3(a)(5)(i) of the Securities Act.

                  (xii)    |_| Insurance  Company.  The  Subscriber  is an insurance  company as defined in Section
2(14) of the Securities Act.

                  (xiii)   |_| Investment  Company.  The Subscriber is an investment  company  registered under the
Investment Company Act of 1940.

                  (xiv)    |_| Business  Development  Company.  The Subscriber is a business development company as defined in Section 2(a)(48) of the Investment Company Act of 1940.

                  (xv)     |_| Small Business  Investment  Company.  The Subscriber is a small business  investment company  licensed by the U.S.  Small  Business  Administration  under Section  301(c) or (d) of the Small  Business
Investment Act of 1958.

                  (xvi)    |_|  Private  Business  Development  Company.  The  Subscriber  is  a  private  business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940.

                  (xvii)   |_|  Registered  Broker or  Dealer.  The  Subscriber  is a broker  or dealer  registered pursuant to Section 15 of the Securities Exchange Act of 1934.

3.       REPRESENTATIONS AND WARRANTIES OF SUBSCRIBER

         The Subscriber and, if the Subscriber is an entity, each of its officers,  directors,  partners, managers, trustees,  beneficial owners,  principals and/or agents, hereby represent and warrant to the Company, each of which is deemed to be a separate representation and warranty, as follows:

         (a)      Residence.  The  Subscriber's  permanent  legal  residence and domicile,  if the Subscriber is an individual,  or permanent legal executive offices and principal place of business,  if the Subscriber is an entity, was and is at the address  designated on the cover page of this  Subscription  Application  at both the time of the
"offer" and the time of the "sale" of the Subscribed Note and the Warrant to the Subscriber.

         (b)      Age.  The Subscriber, if a natural person, is age eighteen (18) or over.

         (c)      Knowledge and  Experience;  Sophistication  (Regulation D; Blue Sky).  The  Subscriber  (together with his,  her and/or its Advisors (as defined in  subsection  (f) below)) has such  knowledge  and  experience  in business,  financial and tax matters  including,  in particular,  investing in private  placements of securities in companies  similar to the  Company,  so as to enable  them to utilize the  information  made  available  to them in connection  with this  offering to: (i) evaluate the merits and risks of an  investment  in the Company and to make an informed  investment  decision with respect  thereto;  and (ii) to reasonably be assumed to have the capacity to protect the  Subscriber's  own interests in  connection  with the  transaction  contemplated  by this  Subscription
Application.

         (d)      Minimum Net Worth (Blue Sky).  An  investment  in the  Subscribed  Note and the Warrant  will not exceed ten percent (10%) of the  Subscriber's  net worth if the  Subscriber  is an entity,  or joint net worth with his or her spouse if the Subscriber is a natural person.

         (e)      Receipt  and  Review of  Offering  Materials.  The  Subscriber:  (i) has  received  the  Offering
Materials;  and (ii) has read each of the Offering  Materials in its  entirety  and fully  understands  the matters discussed therein and the terms of thereof.

         (f)      Independent  Review of Investment  Merits;  Due Diligence.  During the course of the transactions contemplated by this offering,  and before  purchasing the Subscribed Note and the Warrant:  (i) the Subscriber had
the opportunity to engage such investment  professionals and advisors including,  without limitation,  accountants, appraisers,  investment,  tax and legal advisors  (collectively,  the "Advisors"),  each of whom are independent of the Company and its advisors and agents  (including  its legal  counsel) to: (1) review the terms and conditions of this  Subscription  Application,  the Agreement,  and the  information  and  disclosures  contained in the Offering
Materials;  (2) conduct such due  diligence  review as the  Subscriber  and/or such  Advisors  deemed  necessary or advisable,  and (3) to provide  such  opinions  as to (A) the  investment  merits of a proposed  investment  in the
Subscribed  Note and the Warrant;  (B) the tax  consequences of the purchase of the Subscribed Note and the Warrant and the  subsequent  disposition  thereof;  and (C) the  effect of same upon the  Subscriber's  personal  financial circumstances,  as the Subscriber  and/or such Advisors may deem  advisable;  and (ii) to the extent the Subscriber availed himself,  herself or itself of this opportunity,  received  satisfactory  information and answers from such
Advisors.

         (g)      Opportunity  to Ask Questions and to Review  Documents,  Books and Records;  Opportunity to Meet
with  Representatives  of the Company;  Full  Satisfaction.  Without limiting the generality of subsections (e) and
(f)  above,  during  the  course of the  transaction  contemplated  by this  Subscription  Application,  and before purchasing  the  Subscribed  Note  and  the  Warrant,  the  Subscriber  and/or  his,  her or its  Advisors  had the
opportunity,  to the extent they  determined  to be  necessary  or relevant in order to verify the  accuracy of the information  contained in the Offering  Materials  and/or to evaluate the merits of an investment in the Subscribed
Note and the  Warrant:  (i) to be provided  with  financial  and other  written  information  about the Company (in addition to that  contained  in the  Offering  Materials)  to the extent the Company  has such  information  in its possession or could acquire it without  unreasonable  effort or expense;  (ii) to meet with  representatives of the
Company  and to ask  questions  and  receive  answers  concerning  the terms and  conditions  of this  Subscription
Application,  the Offering  Materials,  an investment in the Subscribed  Note and the Warrant,  and the business of the Company and its  finances;  (iii) to review all  documents,  books and records of the Company;  and (iv) to the extent  the  Subscriber  and/or  his,  her or  its  Advisors  availed  themselves  of  this  opportunity,  received satisfactory information and answers.

         (h)      Risk Factors.  The Subscriber  understands and  acknowledges  that the purchase of the Subscribed
Note and the Warrant  involves a number of  significant  risks and that the  Subscriber  may lose the  Subscriber's entire investment in the Subscribed Note and the Warrant.

         (i)      Acceptance  of Investment  Risks.  The  Subscriber  understands  and  acknowledges  that:  (i) an investment in the Subscribed  Note and the Warrant:  (1) is a speculative  investment with a high degree of risk of loss and the Subscriber must,  therefore,  be able to presently afford a complete loss of this investment;  (2) the
Subscriber  must be able to hold  the  Subscribed  Note and the  Warrant  due to,  among  other  factors,  transfer restrictions  under applicable law or regulation  and/or  inadequate  trading volume of the Company's common stock;
and (3) it may not be possible for the  Subscriber to liquidate the  Subscribed  Note or the Warrant in the case of emergency  and/or  other  need and the  Subscriber  must,  therefore,  have  adequate  means of  providing  for the
Subscriber's  current  and  future  needs  and  personal  contingencies,  and  have no need for  liquidity  in this investment;  and (ii) the Subscriber has evaluated the Subscriber's  financial resources and investment position in view of the  foregoing,  and is able to bear the economic  risk of an  investment  in the  Subscribed  Note and the
Warrant.

         (j)      Subscribed  Note  and  Warrant  Purchased  For  Subscriber's  Own  Account.   The  Subscriber  is
purchasing  the  Subscribed  Note and the Warrant:  (i) as  principal  and not by any other  person;  (ii) with the
Subscriber's  own funds and not with the funds of any other  person;  and (iii) for the account of the  Subscriber, and not as a nominee  or agent and not for the  account of any other  person.  The  Subscriber  is  purchasing  the
Subscribed Note and the Warrant for investment  purposes only for an indefinite  period, and not with a view to the sale or distribution of any part or all thereof,  by public or private sale or other  disposition.  No person other than the Subscriber will have any interest,  beneficial or otherwise,  in the Subscribed  Note or the Warrant,  and the  Subscriber  is not obligated to transfer the  Subscribed  Note or the Warrant to any other person nor does the
Subscriber have any agreement or  understanding  to do so. The Subscriber  understands  that the Company is relying in material  part upon the  Subscriber's  representations  as set forth in the Agreement and herein for purposes of claiming the "Federal  Exemptions" or "Blue Sky  Exemptions"  (as those are defined in subsection (l) herein),  and that the basis for such exemptions may not be present if,  notwithstanding  the Subscriber's  representations,  the
Subscriber  has in mind merely  acquiring the  Subscribed  Note and the Warrant for resale.  The  Subscriber has no such intention.

         (k)      Compliance  With  Investment  Laws. The  Subscriber  has complied with all applicable  investment laws and  regulations in force relating to the legality of an investment in the Subscribed  Note and the Warrant by the  Subscriber  in any  jurisdiction  in which he, she or it purchases the  Subscribed  Note and the Warrant or is otherwise  subject,  and has  obtained  any  consent,  approval or  permission  required of him,  her or it for the purchase of the Subscribed Note and the Warrant under such investment laws and regulations.

         (l)      No  Registration  of Subscribed  Note or Warrant.  The Subscriber  understands  and  acknowledges that:  (i) neither the  Subscribed  Note nor the Warrant  have been  registered  with the  Securities  and Exchange
Commission  (the  "Commission")  under  Section 5 of the  Securities  Act in reliance  upon one or more  exemptions afforded by the Securities Act and/or rules  promulgated by the Commission  pursuant  thereto which may be selected by the Company in its sole discretion  including,  without  limitation  (collectively  and severally,  the "Federal
Exemptions"):  (1) Section  4(2) of the  Securities  Act for private  offerings;  and (2) Rule 506 of  Regulation D promulgated  under Section 4(2) of the  Securities  Act for private  offerings;  (ii) the  Subscribed  Note and the
Warrant  have not  been,  and will not be,  registered  or  qualified  with  any  applicable  state or  territorial securities  regulatory  agency in reliance upon one or more exemptions  afforded from registration or qualification afforded  under the  securities  laws of such state or  territory  (the "Blue Sky Laws")  which  exemptions  may be selected by the Company in its sole discretion (collectively and severally,  the "Blue Sky Exemptions");  and (iii)
the Company is under no  obligation  and has no intent to register  or qualify the  Subscribed  Note or the Warrant under the Securities Act or the Blue Sky Laws.

         (m)      Resale  Restrictions On Subscribed Note and Warrant  Pursuant to Securities  Laws. The Subscriber
understands  and  acknowledges  that neither the Note nor the Warrant is registered  under the Securities  Act, and the Company is not under any  obligation to register  either the Note or the Warrant.  Accordingly:  (i) should the
Subscriber  elect to rely upon the exemptions  provided by any provision of the Securities Act to transfer the Note or the  Warrant to any third  party,  each of the  Subscribed  Note  and/or the  Warrant  so  transferred  shall be classified as a "restricted  security",  which cannot be sold without  registration  under the Securities Act or an exemption  therefrom such as, by way of example and not  limitation:  (1) Section 4(1) of the  Securities  Act; (2)
the so-called  "Section 4(1 1/2)  Exemption" to the  Securities Act which,  pursuant to Section 4(1) of the Securities
Act,  exempts from the provisions of the Securities Act requiring the  registration of securities  certain "private sales"  which are  effectuated  in a manner  similar to private  placements  by issuers  under  Section 4(2) of the
Securities  Act; and (3) Rule 144 and/or Rule 144A to the Securities  Act, if available;  (ii) if the Subscriber is an "Affiliate" of the Company (as such term is defined  below),  he, she or it will not be able to sell,  transfer, assign,  or  otherwise  dispose  of the  Subscribed  Note or the  Warrant  under Rule 144 unless and until both the
Affiliate and the Company meet the transfer  conditions of Rule 144;  (iii) the Company has not complied  with, and is under no  obligation  to comply with,  the  provisions  of Rule 144(c)  relative to making  certain  information concerning  the Company  "publicly  available,"  and the Subscriber  therefore  generally will not be able to sell, transfer,  assign or otherwise  dispose of the Subscribed Note or the Warrant pursuant to Rule 144 unless and until such  information is made publicly  available,  and then only pursuant to the terms and conditions of Rule 144; and
(iv) the Subscribed Note and the Warrant may also be subject to applicable  state  securities laws that may require registration or  qualification  of the Subscribed  Note and the Warrant in connection with their resale,  unless an exemption  from such  registration  or  qualification  is  available.  The Company is not under any  obligation  to effectuate such registration or exemption.  The Subscriber will be solely  responsible for determining  whether any such  exemption  exists,  and filing any forms and paying any related fees required by any and all pertinent  state and federal agencies.

                  (n)      Satisfaction  of Counsel of Company As to  Transfers  of  Subscribed  Note and  Warrant.
The  Subscriber  understands  and  acknowledges  that:  (i)  prior  to  any  sale,  transfer,  assignment,  pledge, hypothecation  or other  disposition  of the  Subscribed  Note and the Warrant,  the  Subscriber  must either:  (1)
furnish  the Company  with a detailed  explanation  of the  circumstances  surrounding  the  proposed  disposition;
furnish  the  Company  with an  opinion  of legal  counsel  (which  may be the  Company's),  in form and  substance reasonably  satisfactory  to the Company and its legal  counsel,  to the effect that such  disposition  is exempted from the  registration  and prospectus  delivery  requirements  under the Securities Act and the securities laws of the state in which the  Subscriber is then  resident;  and legal  counsel for the Company  shall have  concurred in such opinion and the Company  shall have advised the  Subscriber  of such  concurrence;  or (2) satisfy the Company that a  registration  statement on Form S-1,  Form SB-1, or Form SB-2 under the  Securities  Act (or any other form appropriate  under the Securities  Act, or any form replacing any such form) with respect to the Subscribed Note or the  Warrant  proposed  to be so disposed of shall then be  effective,  and that such  disposition  shall have been appropriately  qualified or registered in accordance  with the applicable  Blue Sky Laws; and (ii)  notwithstanding the foregoing,  if in the opinion of counsel for the Company,  the  Subscriber  has acted in a manner  inconsistent with the representations and warranties in this Subscription  Application or the Agreement,  the Company may refuse to transfer the  Subscribed  Note and the Warrant until such time as counsel for the Company is of the opinion that such transfer:  (1) will not require  registration  of the Subscribed Note or the Warrant under the Securities Act, and  registration  or  qualification  of the Subscribed  Note or the Warrant under the applicable Blue Sky Laws; or
(2) will  otherwise  comply with the  Securities  Act or the  applicable  Blue Sky Laws with respect to the sale or transfer  of the  Subscribed  Note and the  Warrant.  The  Subscriber  understands  and agrees that the Company may refuse to  acknowledge  or  permit  any  disposition  of the  Subscribed  Note and the  Warrant  that is not in all respects  in  compliance  with this  Subscription  Application,  and the  Company  intends  to make an  appropriate notation in its records to that effect.

         (o)      Completeness  and Accuracy of Information.  All  information  which the Subscriber has heretofore furnished  or  furnishes  herewith to the Company or its agents is complete  and accurate and may be relied upon by the Company in determining the  availability of an exemption from  registration  under Federal and state securities laws in  connection  with  the  offer  and  sale of the  Subscribed  Note  and the  Warrant  to the  Subscriber  in
particular.

         (p)      Material  Changes in Information.  The Subscriber will notify and supply  corrective  information to the Company  immediately  upon the  occurrence  of any  material  change(s) in any  information  provided by the
Subscriber to the Company  occurring prior to the Closing,  (as defined in the  Agreement),  of the purchase by the
Subscriber of the Subscribed Note and the Warrant.

         (q)      Cooperation.  Within five (5) days after  receipt of a request from the Company,  the  Subscriber will provide such  information  and deliver such  documents as may  reasonably  be necessary to comply with any and all laws and ordinances to which the Company is subject.

         (r)      Offering  Representations  and  Communications.  With the  exception of officers,  directors  and employees  of the Company,  no person  (other than those  persons  described  below) has  provided any  information
(other than the Offering  Materials) or made any oral or written  representations to the Subscriber and/or his, her or its Advisors,  if any, in connection with this offering,  which information  and/or  representations  are in any way inconsistent with the information and/or representations made in the Offering Materials.

         If  applicable,  describe  inconsistent  information  or  representations  provided,  and identify  person providing same:

         (s)      Reliance  Upon  Offering  Materials  and  Information  Provided.  Except as  provided  below,  in evaluating  the  suitability  of an investment  in the  Subscribed  Note,  the  Subscriber  has not relied upon any representation  or other  information  (oral or  written)  other than as stated in the  Offering  Materials,  or as contained in documents  or answers to questions so furnished to the  Subscriber  or his, her or its Advisors by the
Company.

         If  applicable,  describe  inconsistent  representations  or  information  provided,  and identify  person providing same:

         (t)      No  Awareness  of  Public  Advertising.  With  the  exception  of  direct  communication  to  the
Subscriber  from an officer,  director or employee of the Company and/or the provisions of the Offering  Materials, and except as otherwise  provided below,  the Subscriber is unaware of, is in no way relying on, and did not become aware of this offering,  through or as a result of any form of public advertising  including,  without  limitation, any advertisement,  article, notice, leaflet or other communication (whether published in any newspaper,  magazine, or similar media or broadcast over television or radio, or otherwise generally disseminated or distributed).

         If applicable, identify public advertising not consistent with the above representation:

         (u)      No General  Solicitation.  With the  exception of direct  communication  to the  Subscriber by an officer,  director or employee  of the Company  and/or the  provisions  of the  Offering  Materials,  and except as otherwise  provided  below,  the Subscriber did not subscribe to purchase the Subscribed  Note and the Warrant,  or become aware of this offering,  through or as the result of any public or  promotional  seminar or meeting to which the  Subscriber was invited by, or any  solicitation  of a  subscription  by, a person not previously  known to the
Subscriber in connection with investments in securities generally.

         If applicable, identify general solicitation not consistent with the above representation:
____________________________________________________________________________________
____________________________________________________________________________________

         (v)      |_| Pre-Existing  Relationship with Company.  The Subscriber,  by initialing this box, represents that he, she or it has a pre-existing  personal or business  relationship* with the Company or any of its managers, officers or controlling persons.

                  *  The  term  "pre-existing   personal  or  business   relationship"  includes  any  relationship
consisting  of personal or business  contacts of a nature and  duration  which would  enable a  reasonably  prudent purchaser to be aware of the character,  business acumen and general  business and financial  circumstances  of the person with whom the relationship exists.

         (w)      Investment  Knowledge.  Does  Subscriber  believe that  he/she/it  has  sufficient  knowledge and experience in financial  and business  matters so that  he/she/it is capable of  evaluating  the merits or risks of
this investment?  |_|Yes   |_|No

         WHEREFORE,  the Subscriber,  as of the date set forth below, is deemed to have executed this  Subscription
Application in the City of _________________, County of _________________, State of ________________________.

                                    SUBSCRIBER:

                                    By:
                                          (Signature)

                                    Print Name:

                                    Print Title:

                                    Date: